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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                 October 9, 2003


                                   BELDEN INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)




                1-12280                                  76-0412617
        (Commission File Number)            (I.R.S. Employer Identification No.)


   7701 Forsyth Boulevard, Suite 800
          St. Louis, Missouri                               63105
(Address of principal executive offices)                 (Zip code)


               Registrant's telephone number, including area code
                                 (314) 854-8000



                             Exhibit Index on page 3


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Item 5.           OTHER EVENTS

As of October 9, 2003, Belden Inc., Belden Technologies, Inc., Belden Communications Company, and Belden Wire & Cable Company (Borrowers), Wachovia Bank, National Association (Agent), U.S. Bank National Association (Syndication Agent), and the Lenders listed therein entered into a Credit and Security Agreement (Agreement). Subject to and in accordance with the terms and conditions of the Agreement, the Borrowers can borrow up to $75,000,000 under the Agreement. A copy of the Agreement is included as an Exhibit to this Form 8-K under Item 7.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         Credit and Security Agreement dated as of October 9, 2003, among Belden Inc., Belden Technologies, Inc., Belden Communications Company, and Belden Wire & Cable Company, as Borrowers, the Lenders listed therein, Wachovia Bank, National Association, as Agent, and U.S. Bank National Association, as Syndication Agent.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BELDEN INC.


Date:  October 20, 2003          By: /s/Kevin L. Bloomfield
                                     -------------------------------------
                                     Kevin L. Bloomfield
                                     Vice President, Secretary & General Counsel



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                                  Exhibit Index


5. Credit and Security Agreement dated as of October 9, 2003, among Belden Inc., Belden Technologies, Inc., Belden Communications Company, and Belden Wire & Cable Company, as Borrowers, the Lenders listed therein, Wachovia Bank, National Association, as Agent, and U.S. Bank National Association, as Syndication Agent.